United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Virginia Street

Suite 200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01	Other Events

On December 21, 2010, Union First Market Bankshares Corporation (NASDAQ: UBSH) and NewBridge Bancorp announced that their respective subsidiary banks have entered into a purchase agreement for the NewBridge Bank branch located at 440 South Main Street in Harrisonburg, Virginia. Union First Market Bank will also purchase a real estate parcel owned by NewBridge Bank in Waynesboro, Virginia. Union First Market Bankshares Corporation is the holding company for Union First Market Bank and NewBridge Bancorp is the holding company for NewBridge Bank.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Union First Market Bankshares Corporation press release dated December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Dated: December 22, 2010	By:	/s/ D. ANTHONY PEAY
D. Anthony Peay
Executive Vice President and Chief Financial Officer